                                                                   Exhibit 99(b)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  December 29, 2003

  (i)  Amount of principal being paid or distributed:
       (a)  Class A-1 Notes:    (1)       $0.00
                                     --------------------
                                (2) ( $          -       , per-$1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)   $16,274,980.26
                                     --------------------
                                (2) ( $ 0.0000285        , per $1,000 original principal amount of the Notes)
                                     --------------------

 (ii)  Amount of interest being paid or distributed on:
       (a)  Class A-1 Notes:    (1)       $0.00                  1.2800000%   (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $          -       , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)   $1,263,975.01            1.4700000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $ 0.0000022        , per $1,000 original principal amount of the Notes)
                                     --------------------
       (c)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:        1.0000000%
                                                                                                 ---------------------
            (2)  The Student Loan Rate was:                   Not Applicable
                                                            --------------------

 (iii) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
       (a)  Distributed:   (1)  $0.00
                                --------------------
                           (2) ( $ -                , per-$1,000 original principal amount of the Notes)
                                --------------------
       (b)  Balance:       (1)   $ -
                                --------------------
                           (2) ( $ -                , per-$1,000 original principal amount of the Notes)
                                --------------------

  (iv) Pool Balance at end of related Collection Period:                              $358,484,249.62
                                                                                  -------------------------

  (v)  After giving effect to distributions on this Distribution Date:
       (a)  (1)  Outstanding principal amount of Class A-1 Notes:                     $0.00
                                                                                  -------------------------
            (2)  Class A-1 Note Pool Factor:                 -
                                                    --------------------
       (b)  (1)  Outstanding principal amount of Class A-2 Notes:                     $323,884,249.62
                                                                                  -------------------------
            (2)  Class A-2 Note Pool Factor:               0.56781951
                                                    --------------------

  (vi) (a)  (1)  Amount of Servicing Fee for  related Collection Period:              $383,789.37
                                                                                  ---------------------
            (2)   $ 0.4621741        , per $1,000 original principal amount of the Notes.
                 --------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:        $0.00
                                --------------------
                                 $            -     , per-$1,000 original principal amount of the Notes.
                                --------------------
            (2)  Balance:            $0.00
                                --------------------
                                 $            -     , per-$1,000 original principal amount of the Notes.
                                --------------------
       (c)  Amount of Administration Fee for related Collection Period:               $3,000.00
                                                                                  ---------------
                                 $ 0.0036127        , per $1,000 original principal amount of the Notes
                                --------------------




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
 (vii) (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:            $2,123.59
                                                                                                 ---------------------

       (b)  Delinquent Contracts                      # Disb.       %                $ Amount                %
                                                      -------       -                --------                -
            30-60 Days Delinquent                        729       2.38%           $ 9,898,123            3.13%
            61-90 Days Delinquent                        342       1.12%           $ 4,917,190            1.55%
            91-120 Days Delinquent                       197       0.64%           $ 2,808,296            0.89%
            More than 120 Days Delinquent                377       1.23%           $ 5,662,204            1.79%
            Claims Filed Awaiting Payment                160       0.52%           $   872,584            0.28%
                                                       -----       -----           -----------            -----
               TOTAL                                   1,805       5.90%           $24,158,397            7.63%

(viii) Amount in the Reserve Account:               $1,297,500.00
                                               --------------------

  (ix) Amount in the Prefunding Account:            $0.00
                                               --------------------

   (x) Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:       $0.00
                                                                        --------------------

  (xi) Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:    $0.00
                                                                        --------------------

 (xii) (a)  Cumulative TERI Claims Ration as of Distribution Date          8.65%
                                                                        ----------
       (b)  TERI Trigger Event has not occured.



                                Page 8 of 8 pages